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PROSPECTUS SUPPLEMENT DATED FEBRUARY 4, 2008

The purpose of this mailing is to provide you with changes to the current Prospectus for Class A, B, C and Investor Class shares of the Fund listed below:

AIM TECHNOLOGY FUND

The following information replaces in its entirety the information appearing under the heading "FUND MANAGEMENT - PORTFOLIO MANAGER(S)" on page 8 of the prospectus:

"Warren W. Tennant, Portfolio Manager, is primarily responsible for the day-to-day management of the fund's portfolio. He has been responsible for the fund since 2008 and has been associated with the advisor and/or its affiliates since 2000.

          More information on the portfolio managers may be found on the advisor's website http://www.aiminvestments.com. The website is not part of this prospectus.

          The fund's Statement of Additional Information provides additional information about the portfolio manager's investments in the fund, a description of his compensation structure, and information regarding other accounts he manages."

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PROSPECTUS SUPPLEMENT DATED FEBRUARY 4, 2008

The purpose of this mailing is to provide you with changes to the current Prospectus for Institutional Class shares of the Funds listed below:

AIM ENERGY FUND
AIM TECHNOLOGY FUND
AIM UTILITIES FUND

The following information replaces in its entirety the information appearing under the heading "FUND MANAGEMENT - PORTFOLIO MANAGER(S) - TECHNOLOGY" on page 12 of the prospectus:

     - "Warren W. Tennant, Portfolio Manager, who has been responsible for the fund since 2008 and has been associated with the advisor and/or its affiliates since 2000."